UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 22, 2015

Date of Report (Date of earliest event reported)

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8501 East Princess Drive, Suite 190 Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On September 22, 2015, STORE Capital Corporation, a Maryland corporation (the “Company”), entered into a First Amendment to Credit Agreement and other Loan Documents, effective as of September 22, 2015 (the “Credit Agreement Amendment”), with STORE Capital Acquisitions, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, as Guarantor, and KeyBank National Association and several other banks named therein as Lenders.  The Credit Agreement Amendment relates to, and was entered into pursuant to, that certain Credit Agreement dated as of September 19, 2014, which is attached as Exhibit 10.21 to Amendment No. 1 to the Company’s Registration Statement on Form S-11 dated and filed with the Securities and Exchange Commission (the “SEC”) as of September 23, 2014 (File No. 333-198486), and which is incorporated herein by reference.

The Credit Agreement, as amended by the Credit Agreement Amendment, allows the Company to borrow, and re-pay and re-borrow, up to $400,000,000 and includes an “accordion” feature that allows the expanded credit facility to be increased by an additional $400,000,000, to a maximum principal amount of $800,000,000.  The Credit Agreement, as amended by the  Credit Agreement Amendment, expires in September 2019 and includes a one-year extension option subject to certain conditions.

KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC are Joint Lead Arrangers and Joint Book Runners under the Credit Agreement Amendment, with KeyBank National Association as the Administrative Agent and Wells Fargo Bank, National Association, as Syndication Agent.  BMO Harris Bank, N.A., Regions Bank and SunTrust Bank are Co-Documentation Agents.

The Credit Agreement Amendment dated as of September 22, 2015 is attached hereto as Exhibit 10.2 and is incorporated herein by reference.  The foregoing description of the material terms of the Credit Agreement Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.2.

Certain of the parties to the Credit Agreement Amendment, directly or through affiliates, have pre-existing relationships with the Company and have provided commercial lending, advisory and other services for the Company and its affiliates from time to time, for which such parties have received customary fees and expenses.  Certain of the parties to the Credit Agreement Amendment, directly or through affiliates, have also provided investment banking services to the Company, including as underwriter or agent in certain of the Company’s offerings of securities, for which such parties received customary fees and expenses.  These parties may, from time to time, engage in transactions with, and perform services for, the Company and its affiliates in the ordinary course of their business.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information reported under Item 1.01 of this report is incorporated by reference into this Item 2.03.  The Credit Agreement Amendment dated as of September 22, 2015 is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 8.01.  Other Events.

On September 22, 2015, the Company issued a press release announcing the entry into the Credit Agreement Amendment.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

10.1

Credit Agreement dated as of September 19, 2014, by and among STORE Capital Corporation, as Borrower, KeyBank National Association, the other Lenders which are parties thereto and other Lenders that may become parties thereto, KeyBank National Association, as Administrative Agent, Wells Fargo Bank, National Association, as Syndication Agent, BMO Harris Bank, N.A. and Regions Bank, as Co-Documentation Agents, and KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC as Joint Lead Arrangers and Joint Book Runners (incorporated by reference to Exhibit 10.21 to Amendment No. 1 to the Company’s Registration Statement on Form S-11 dated and filed with the SEC as of September 23, 2014 (File No. 333-198486)).

10.2	First Amendment to Credit Agreement and other Loan Documents, dated as of September 22, 2015.

99.1	Press release dated September 22, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: September 25, 2015
	By:	/s/ Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel

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EXHIBIT INDEX

Exhibit
No.	Description

10.1

Credit Agreement dated as of September 19, 2014, by and among STORE Capital Corporation, as Borrower, KeyBank National Association, the other Lenders which are parties thereto and other Lenders that may become parties thereto, KeyBank National Association, as Administrative Agent, Wells Fargo Bank, National Association, as Syndication Agent, BMO Harris Bank, N.A. and Regions Bank, as Co-Documentation Agents, and KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC as Joint Lead Arrangers and Joint Book Runners (incorporated by reference to Exhibit 10.21 to Amendment No. 1 to the Company’s Registration Statement on Form S-11 dated and filed with the SEC as of September 23, 2014 (File No. 333-198486)).

10.2	First Amendment to Credit Agreement and other Loan Documents, dated as of September 22, 2015.

99.1	Press release dated September 22, 2015.

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